UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 4, 2008 (January 3, 2008)

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FIRST FARMERS AND MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	0-10972	62-1148660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

816 South Garden Street Columbia, Tennessee	38402-1148
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code    (931) 388-3145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o   Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

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Section 7 - Regulation FD

     Item 7.01  Regulation FD Disclosure.

      On January 3, 2008, First Farmers and Merchants Corporation issued a press release announcing that it has paid a cash dividend to shareholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Section 9 - Financial Statements and Exhibits

   Item 9.01.  Financial Statements and Exhibits.

   (a)   Not applicable.

   (b)   Not applicable.

   (c)   Not applicable.

   (d)   Exhibits.

          Exhibit 99.1   Press Release issued on January 3, 2007 by First Farmers and Merchants

                                 Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              FIRST FARMERS AND MERCHANTS CORPORATION

                                                              By:  /s/ T. Randy Stevens

                                                              T. Randy Stevens

                                                              Chairman and Chief Executive Officer

Date:   January 4, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued on January 4, 2008 by First Farmers and Merchants Corporation